AngioDynamics 2017 Investor Day

April 6, 2017

angiodynamics

Forward-Looking Statement

Notice Regarding Forward Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding AngioDynamics' expected future financial position, results of operations, cash flows, business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include the words such as "expects," "reaffirms," "intends," "anticipates," "plans," "believes," "seeks," "estimates," "optimistic," or variations of such words and similar expressions, are forward-looking statements. These forward looking statements are not guarantees of future performance and are subject to risks and uncertainties. Investors are cautioned that actual events or results may differ from AngioDynamics' expectations. Factors that may affect the actual results achieved by AngioDynamics include, without limitation, the ability of AngioDynamics to develop its existing and new products, technological advances and patents attained by competitors, infringement of AngioDynamics' technology or assertions that AngioDynamics' technology infringes the technology of third parties, the ability of AngioDynamics to effectively compete against competitors that have substantially greater resources, future actions by the FDA or other regulatory agencies, domestic and foreign health care reforms and government regulations, results of pending or future clinical trials, overall economic conditions, the results of on-going litigation, challenges with respect to third-party distributors or joint venture partners or collaborators, the results of sales efforts, the effects of product recalls and product liability claims, changes in key personnel, the ability of AngioDynamics to execute on strategic initiatives, the effects of economic, credit and capital market conditions, general market conditions, market acceptance, foreign currency exchange rate fluctuations, the effects on pricing from group purchasing organizations and competition, the ability of AngioDynamics to integrate purchased businesses, as well as the risk factors listed from time to time in AngioDynamics' SEC filings, including but not limited to its Annual Report on Form 10-K for the year ended May 31, 2016 and its quarterly reports on Form 10-Q for the fiscal periods ended August 31, 2016, November 30, 2016 and February 28, 2017. AngioDynamics does not assume any obligation to publicly update or revise any forward-looking statements for any reason.

In the United States, the NanoKnife System has received a 510(k) clearance by the Food and Drug Administration for use in the surgical ablation of soft tissue, and is similarly approved for commercialization in Canada, the European Union and Australia. The NanoKnife System has not been cleared for the treatment or therapy of a specific disease or condition.

Notice Regarding Non-GAAP Financial Measures

Management uses non-GAAP measures to establish operational goals, and believes that non-GAAP measures may assist investors in analyzing the underlying trends in AngioDynamics' business over time. Investors should consider these non-GAAP measures in addition to, not as a substitute for or as superior to, financial reporting measures prepared in accordance with GAAP. In this news release, AngioDynamics has reported net sales excluding a supply agreement; adjusted sales growth; EBITDA (income before interest, taxes, depreciation and amortization); adjusted EBITDAS (income before interest, taxes, depreciation and amortization and stock-based compensation); adjusted gross profit; and adjusted earnings per share. Management uses these measures in its internal analysis and review of operational performance. Management believes that these measures provide investors with useful information in comparing AngioDynamics' performance over different periods. By using these non-GAAP measures, management believes that investors get a better picture of the performance of AngioDynamics' underlying business. Management encourages investors to review AngioDynamics' financial results prepared in accordance with GAAP to understand AngioDynamics' performance taking into account all relevant factors, including those that may only occur from time to time but have a material impact on AngioDynamics' financial results. Please see the tables that follow for a reconciliation of non-GAAP measures to measures prepared in accordance with GAAP.

Trademarks

AngioDynamics, the AngioDynamics logo, BioFlo, the BioFlo logo, NanoKnife, the NanoKnife logo, VenaCureEVLT, the VenaCureEVLT logo, AngioVac, the AngioVac logo, Solero, the Solero logo, Uni-Fuse, the Uni-Fuse logo, NAMIC, and the NAMIC logo are trademarks and/or registered trademarks of AngioDynamics, Inc., an affiliate or subsidiary. Endexo is a trademark and/or registered trademark of Interface Biologics. Habib is a trademark and/or registered trademark of Emcision. ASCLERA is a registered trademark of Chemische Fabrik Kreussler & Co., GmbH. All other marks are property of their respective owner.

The Path to Value Creation

Jim Clemmer

President and Chief Executive Officer

What I heard from customers

"You had a legacy of innovation"

"You have high quality products"

"We want you to get new products to market faster"



"Your people are terrific"

"We trust you"

"We want you to deliver on your promises"

What I heard from employees

"We love serving our customers"

"We want things to move faster"

"We want to win"



"We are not sure of our vision"

"We want Angio to deliver on promises"

"We want Angio to be accountable for its performance"

What I heard from the investment community

"You are respected by the physician community"

"You have high quality products"

"You can't seem to grow in your markets"

"Angio is a good company, but you need to be great"



"Angio has lacked credibility"

"We want you to deliver on your promises"

"You couldn't get out of your way"

"Historically, you have been inconsistent"

AngioDynamics has a tremendous opportunity to grow value, but our historic performance has not met expectations

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So, what are we doing about this?

Strategy
Define, challenge, execute, refine

Structure
Mission-aligned, enables the organization, lean, purposeful

People
Competent and willing, desire to win, unwavering integrity and trust

We have been making many changes to improve our performance

What we have done over the past 12-months

R&D Process
Introduced new product development stage gate process



70%

R&D Pipeline
Developing strong pipeline of innovative products



50%

Operations
Initiated SKU Rationalization and Operational Consolidation projects



75%

Commercial Model
Improve our strategic planning and external competitiveness



70%

Talent Management
The highest performing MedTech companies have the best people



75%

Global Business Growth
Grow OUS faster than our historic rates



60%

Financial Strength
Increase profit margins, free cash flow and balance sheet strength



85%

FOCUS | EXECUTION | ACCOUNTABILITY

FOCUS | EXECUTION | ACCOUNTABILITY
Managing our diverse portfolio

INVEST

Vascular Access	Peripheral Vascular	Oncology/Surgery
BioFlo	Venous Insufficiency Thrombus Management	NanoKnife

MAINTAIN

Vascular Access	Peripheral Vascular	Oncology/Surgery
Base Business	Fluid Management Peripheral Products (Core)	Thermal Ablation

Invest where we can win

FOCUS | EXECUTION | ACCOUNTABILITY
Going deeper in the markets with the best opportunities

INVEST


BioFlo


VenaCure EVLT


AngioVac
Cannula and Circuit


NanoKnife

~11%
3-Year CAGR

~60%
Expected 2020 Gross Margin

MAINTAIN

VA Base Business
Fluid Management
Peripheral Products (Core)
Thermal Ablation

~0%
3-Year CAGR

~50%
Expected 2020 Gross Margin

Improve clinical outcomes for patients and economic outcomes for providers

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FOCUS | EXECUTION | ACCOUNTABILITY
Improving our global business

- Simplify the structure
- Refine product and market targeting
- Provide patient access to products through regulatory clearances and clinical data

Improve overall mix and margins by driving revenues from targeted global markets and products

FOCUS | EXECUTION | ACCOUNTABILITY

Improving our Research & Development output

Smart R&D Investments
Maintain and increase investment in focused areas

Enhanced Product Development Process
Implement process to bring products to market predictably

Innovations that Solve Customer Needs
R&D driven by marketing opportunity to deliver clinical and economic outcomes

Vitality Index improves
40%
from FY2017 to FY2020

R&D will become a driver of long-term growth, returning to our legacy of innovation

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FOCUS | EXECUTION | ACCOUNTABILITY

Optimizing our manufacturing process

Simplify our footprint

Consolidate manufacturing; Reduce overhead costs

Make operational excellence part of our DNA

Consistently and continually reduce COGS

Strengthen our supply chain

Continue SKU reduction initiative that eliminated 930 SKUs in FY2017

FOCUS | EXECUTION | ACCOUNTABILITY

1

Be recognized as a consistent, high-performing MedTech company

2

Partner with providers and caregivers to deliver superior care to patients

3

Increase our value to each of our stakeholders

FOCUS | EXECUTION | ACCOUNTABILITY

Delivering consistent returns to stakeholders

	FY'16 Results	FY'17 Estimate	FY'18 – FY'20
Revenue*	$353.9m	$352-355m	~4% CAGR
Adjusted Earnings Per Share†	$0.60	$0.68-$0.70	~10-12% CAGR
Adjusted EBITDA†	14%	~15-17%	~20% by 2020
Free Cash Flow	$42.9m	$35m+	$60m+ by 2020
Adjusted GM%†	50.9%	~51%	~350-450bps improvement
Leverage	2.25x	<1.5x	Net Cash

Drive revenue growth, improve operationally and generate cash to enable strategic investments

* Revenue includes BSC and Freight and Adjustments

† Adjusted results exclude costs relating to acquisitions, debt financing, business restructuring, litigation, facility consolidations, amortization of basis step-up of acquired inventory, revaluation of contingent earn outs related to acquisitions, recalls, product discontinuations and amortization of intangible assets. Adjusted Results exclude one time inventory charges related to recall, inventory step up and one time write offs.

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AngioDynamics is changing.

Deliberately and intentionally.

We have made incredible strides.

We are *not done.*

Vascular Access Growth Plan

Chad Campbell

Senior Vice President and General Manager

Vascular Access Market Overview

Acute Patient		Chronic Patient	
Midlines	PICCs	Ports	Dialysis
Developing	**Expanding**	**Slowing**	**Expanding**









Take advantage of growing markets to drive utilization for right patient, right time, right line

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A Balanced Approach to Serving the Vascular Access Patient

Acute Patient		Chronic Patient	
Midlines	PICCs	Ports	Dialysis
	Recent ANGO Focus		

⟵ New Balanced Approach ⟶






Drive demand for value-based products that improve clinical outcomes for patients and reduce costs for providers across the vascular access patient spectrum

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An Unmet Patient and Customer Need: Thrombus

THE PROBLEM	**Thrombosis**	• PICC-related upper extremity DVT occurs in an average of **2.0-7.8%** of patients[1] • **30%** of patients with a dialysis catheter develop an occlusion[2] • **25%** average occlusion rate[3]; most frequent complication of vascular access devices[4] • **171m** chronic patients in the US by 2030, up 37%[5]
THE IMPACT	**Economic**	• Upper extremity DVT **costs** an average of **$15,973** per episode[6] • A single dose of Thrombolytic **costs $123.77** per dose • Cancer patients with VTE incur incremental costs of **$30,538** across all cancer types[7] • Dialysis catheter complications cost healthcare **$1B** a year[8]
OUR SOLUTION		**BioFlo Midlines, PICCs, Ports and Dialysis Catheters with Endexo technology provide a catheter material more resistant to platelet aggregation**

BioFlo WITH ENDEXO TECHNOLOGY



Bard PowerGlide

1. Chopra V et al. *The American Journal of Medicine*. 2012; 125(8)
2. Little MA et al. Nephrol Dial Transplant 16:2194-2200, 2001
3. Deitcher SR, Fesen MR, Kiproff PM, et al. *J Clin Oncol*. 2002;20(1):317-324
4. Timoney JP et al, JCO. Apr 1, 2002:1918-1922; DOI:10.1200/JCO.2002.07.131
5. http://www.altfutures.org/pubs/PH2030/PH2030_Chronic_Disease_Driver_Forecasts_2014.pdf
6. Evans S. et al. *Chest* (2013);143(3)
7. Khorana A et al. Clinical Economics and Outcomes Research 2013:5 101-108
8. Ramanathan V et al. Infection Control Hospital Epidemiology 2007; 28:606-609

Risk Reduction: Single Center Prospective Hospital Data

Complication Rates



73%
10.2%
2.8%
80%
1.4%
0.3%
OCCLUSIONS
UEDVTs
Standard Polyurethane
Anti-Thrombogenic
Endexo BioFlo PASV PICC

Total Cathflo Expense

$46,551.00
Standard Polyurethane PICC

$11,865.94
Anti-Thrombogenic PICC

75%

BioFlo is a safe, advanced technology vascular access device designed to improve patient outcomes and reduce costs to healthcare providers

These results are based on individual site experiences and may not be indicative of clinical evidence at other institutions.
Crites, L. Reducing Catheter-Related Complications with New Anti-Thrombogenic PICC (Abstract). *Journal of the Association for Vascular Access.* 2015;20(4):256. ANGM 145 US. Mostafavi, B. U-M Press Release. Commonly Used Catheters Double Risk of Blood Clots in ICU and Cancer Patients. May 17, 2013. Available at http://www.uofmhealth.org/news/archive/201305 /commonly-used-catheters-double-risk-blood-clots-icu-and.

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Global Growth Enablers

Strategic Portfolio Enhancements

Commercial Discipline

Clinical and Economic Research

Operational Efficiencies

A balanced approach to data collection, R&D, operational efficiency and commercial discipline

Focused Portfolio Management: Balanced ≠ Equal

Maintain	Base Business	0% 3-Year Revenue CAGR
Invest	BioFlo with Endexo Technology	10% 3-Year Revenue CAGR

Shifting the Portfolio Mix to BioFlo

46% → 54%

FY2017 Mix vs. FY2020 Mix

FOCUS | EXECUTION | ACCOUNTABILITY

Peripheral Vascular Growth Plan

Bob Simpson

Senior Vice President and General Manager

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Focused Portfolio Management: Driving Growth & Operational Leverage

MARKET

Venous Insufficiency	Thrombus Management	Fluid Management	Peripheral Products (Core)
EXPANDING	ACCELERATING	MATURE	STABLE

ANGO

VenaCure EVLT
Endovenous Laser Treatment System



AngioVac
Cannula and Circuit



ASCLERA®
(polidocanol) Injection

Uni-Fuse
INFUSION CATHETER



DRIVE GROWTH

namic
fluid management



Angiographic Catheters & Accessories



OPERATIONAL LEVERAGE

Employ operational discipline to fuel investment in growth drivers

Venous Insufficiency: Capitalize on Market Expansion and Emerging Technology



80 Million People in U.S. with varicose or spider veins, less than 2% receive treatment

Penetrate new accounts with Laser placements and drive patient demand among user base



C1: Spider Veins
C2: Varicose Veins
C3: Edema
C4: Skin Changes
C5: Healed Venous Ulcers
C6: Active Venous Ulcer
ASCLERA® (polidocanol) Injection
Sclerotherapy
Enhance portfolio and increase procedural capture
Non-Thermal, Non-Tumescent
Radiofrequency Ablation
Laser Ablation
VenaCure EVLT

Round out portfolio to grow share and demand among increasingly aware patients

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Thrombus Management: Build Comprehensive Portfolio for Share Gains


US Thrombectomy & CDT Market*
Market Value (USD M)
350
300
250
200
150
100
50
0
2014
2015
2016
2017
2018
2019
2020
CDT
Mechanical Thrombectomy
Manual Aspiration

Position current portfolio for procedure share growth in a growing market


Case Complexity
Simple
Complex

Uni-Fuse
INFUSION CATHETER

Enhance portfolio and increase procedural capture

AngioVac
Cannula and Circuit

Offer therapy options to any patient suffering from VTE, while capitalizing on procedural growth

*Source: MRG 2016 - Clot Management Report

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Fluid Management & Peripheral Products: Enhance Profitability through Operational Discipline

Fluid Management

- Focused, consultative selling with dedicated team
- Consolidate custom sub-assembly SKU's to improve COGS
- Pursue volume commitments with targeted pricing strategies

Peripheral Products (Core)

- Secure market leading position in Angiographic catheters
- Launch incremental innovations in existing portfolios
- Leverage OpEx to improve COGS

Maintain strong share positions and enhance profitability

Focused Portfolio Management: Driving Operational Leverage & Growth

Maintain	Peripheral Products Fluid Management	0% 3-Year Revenue CAGR
Invest	Venous Insufficiency Thrombus Management	6% 3-Year Revenue CAGR

Improving Profitability

~45%
FY2018 Margin Maintain Products

~65%
FY2018 Margin Invest Products

FOCUS | EXECUTION | ACCOUNTABILITY

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Oncology/Surgery Growth Plan

Rick Stark

Senior Vice President and General Manager

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Market opportunities in Surgical Ablation

Thermal Ablation

EXPANDING



Radiofrequency Ablation

Microwave Ablation

Non-Thermal Ablation

ACCELERATING



NanoKnife

Ablation continues to take a larger portion of the oncology surgery market, with non-thermal and microwave ablation growing at significant rates

Oncology/Surgery Growth Driven by NanoKnife

Clinical Evidence

Indication and Reimbursement

Global Expansion

Innovative Technologies

Global expansion, clinical evidence, indication and reimbursement, and innovation for NanoKnife technology will allow AngioDynamics to expand the ablation market

Differentiating NanoKnife in the Ablation Marketplace

A unique alternative to thermal ablation that does not rely on heat to ablate soft tissue

High voltage electrical pulses produce an electric field which induces electroporation of cells within a targeted area	Nanoscale defects in the cell membrane cause irreversible damage (Irreversible Electroporation a.k.a. IRE).
Only technology that can ablate lesions near critical structures	Used by interventional radiologists and surgeons during percutaneous and open interventions



Market strategy to address patient needs driven by clinical research

Pancreas

Liver

Prostate

NanoKnife's unique mechanism of action and ability to be used around critical structures presents significant opportunities

Clinical Data Drives Reimbursement and Indication Strategies

Liver


CVIR
HPB

70+ publications

Pancreas


ANNALS OF
SURGERY
JVIR

Americas Hepato-Pancreato-Biliary Association
AHPBA

40+ publications from 7 countries

Prostate

Endourological Society

25+ publications

With more than 300 publications to date, additional clinical research is being collected across disease states

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Global Growth Through Reimbursement

CMS Meetings to initiate Coverage Decision

CMS
CENTERS FOR MEDICARE & MEDICAID SERVICES

NICE Assessment for Pancreatic Cancer

NICE
National Institute for Health and Care Excellence

Pursuing HAS Coverage with Evidence Development Pathway

HAS
HAUTE AUTORITÉ DE SANTÉ

Initiating Research Program to Create Pathway to Reimbursement

Obtaining the right coding, coverage and payment will drive global acceptance

Expanding NanoKnife Indications


FDA
CE

Indications enable comprehensive marketing and development opportunities

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Global Expansion

- Consolidate manufacturing and distribution for legacy thermal ablation products
- Solero CE Mark Certification and FDA 510K Clearance
- International registrations for NanoKnife and Solero


5:57
99
Solero

Drive operational improvements in legacy ablation devices and maintain market leadership position with new product introductions

Technology Innovation Drives Market Expansion


NanoKnife
0 1.0 2.0 3.0 4.0 NanoKnife
0 1.0 2.0 3.0 4.0 NanoKnife
60

New technologies based on the NanoKnife platform can improve acceptance among physicians and enable expanded market opportunities

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Focused Portfolio Management: Fueling Significant Growth

Maintain	Thermal Ablation	0% 3-Year Revenue CAGR
Invest	NanoKnife	32% 3-Year Revenue CAGR

Improving Profitability

~65%
FY2018 Margin Leverage Products

~75%
FY2018 Margin Growth Products

FOCUS | EXECUTION | ACCOUNTABILITY

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Financial Summary

Michael Greiner

Executive Vice President and Chief Financial Officer

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Delivering Financial Returns to Shareholders

1

Drive Revenue Growth

2

Increase Profitability

3

Deploy a Strategic Balance Sheet

Revenue Profile

Growth

FY2018	0-2%
FY2019	2-4%
FY2020	3-6%
CAGR	~4%

Product Mix Shift

	Invest	Maintain
FY2017	37%	63%
FY2018	39%	61%
FY2019	42%	58%
FY2020	45%	55%

Investment Portfolio Growth

FY2018	4-6%
FY2019	10-13%
FY2020	11-15%
CAGR	~11%

Near-term commercial discipline and long-term R&D and mix improvements will drive revenue growth

Margin Expansion through Improved Productivity and Mix



200
150
100
50
0
Basis Points
110-
135bps
115-
140bps
125-
175bps
FY2018
FY2019
FY2020

Gross Margins	51%+	52%+	53%+	55%+
	FY2017	FY2018	FY2019	FY2020

Margin Drivers

Productivity

+300-415bps

Price

(150)-(200)bps

Product Mix

+200-235bps

+350-450bps

55%+ Gross Margin in 2020

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Attractive Tax Attributes


Federal Net Operating Losses
$170
$160
$150
$140
$130
$120
$110
$100
$ in millions
$155-$165m
$145-$155m
$120-$130m
FY2018
FY2019
FY2020

	FY2018	FY2019	FY2020
US GAAP Taxes	$5-6m	$6-7m	$7-8m
Effective Tax Rate	60%	30%	15%
Cash Taxes	$0.5-1m	$0.5-1m	$1-2m
Effective Tax Rate	6%	5%	5%

NPV* Cash Tax Benefit Attributed to NOLs

@35% Corporate Tax Rate: $33.4m or $0.90 per share†

@25% Corporate Tax Rate: $23.8m or $0.64 per share†

Significant NOLs will support cash build on the balance sheet

* Discounted using a 9.5% WACC

† Based on 37.1 million fully diluted share count

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Adjusted EPS J-Curve Profile



$1.00
$0.80
$0.60
~12%
3-Year CAGR
FY2017
FY2018
FY2019
FY2020
Adjusted EPS
$0.68-$0.70
$0.64-$0.68
$0.70-$0.75
$0.92-$0.98

Adj. EPS Reconciled from FY2017 to FY2018

FY 2017	$0.68-$0.70
Gross Profit Improvements	0.13
Med Device Tax	(0.04)
R&D and Clinical	(0.08)
Stock-Based Compensation	(0.03)
Inflation	(0.03)
FY 2018P	$0.64-$0.68

Investments made in FY2018 will fuel growth in FY2019 and beyond

Strong Operating Results Fuel Cash Growth



Adjusted EBITDAS*
12%
3-Year CAGR
$85
$75
$65
$55
$45
$ in millions
$55-59m
$55-59m
$60-65m
$76-82m
FY2017
FY2018
FY2019
FY2020



Free Cash Flow
17%
3-Year CAGR
$70
$60
$50
$40
$30
$ in millions
$35m+
$35m+
$45m+
$60m+
FY2017
FY2018
FY2019
FY2020
CapEx
$3m
$5m
$7.5m
$7m

20% Adjusted EBITDAS Margin in 2020

* Adjusted EBITDAS is defined as Net Income (loss) before interest, taxes, depreciation, amortization and stock based compensation adjusted for any one time/unusual and non-cash items, as well as legal costs related to litigation that is not in the ordinary course of business

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Moving from Net Debt to Net Cash



$200
$150
$100
$50
$0
$ in millions
Cash and Investments
Net Cash
Term Loan A
Net Debt
FY2017
FY2018
FY2019
FY2020
Net (debt) cash
($57m)
($32-$22m)
$2-$22m
$60-$85m

Term Loan A Amortization Schedule

FY2017	$2.5m
FY2018	$5.0m
FY2019	$5.0m
FY2020	$7.5m

$100M 5-year senior secured term loan facility due on Nov 7, 2021 with annual amortization of 5%, 5%, 5%, 10% and 75%

Solid capital structure will further strengthen over 3-year guidance horizon

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Significant Liquidity


~$190m
$210-$220m
$240-260m
$290-315m
$350
$300
$250
$200
$150
$100
$50
$0
$ in millions
FY2017
FY2018
FY2019
FY2020
Cash and Investments
Revolver Availability

Strong cash generation and available debt capital support range of capital allocation opportunities

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From FY2017 to FY2020: AngioDynamics' Investment Thesis

	FY2017	FY2020	3-Year CAGR
Revenue	$352m+	$400m+	~4%
Gross Margin	~51%	~55%+	~7%
Adjusted EBITDAS	$55m+	$75m+	~12%
Free Cash Flow	$35m+	$60m+	~17%
Total Cash	$40m+	$140m+	

FOCUS | EXECUTION | ACCOUNTABILITY

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The Path to Value Creation

Jim Clemmer

President and Chief Executive Officer

angiodynamics

We listened…

"Angio has a legacy of innovative, high quality products"

"Angio is a good company, but you need to be great"

"We want Angio to move faster"

"We are not sure of Angio's vision"

"We want Angio to be accountable for its performance"

"We want Angio to deliver on your promises"

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We responded...

Strategy
- Active portfolio management with priority investment opportunities

Structure
- Simplified corporate structure
- Culture of comprehensive operational excellence driving execution improvements

People
- Strong, capable and accountable leadership
- Employee culture of high-performance

We have been making many changes to improve our performance

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We are focusing where we can win…

BioFlo
WITH ENDEXO® TECHNOLOGY



AngioVac
Cannula and Circuit



VenaCure EVLT
Endovenous Laser Treatment System



NanoKnife



~11%
3-Year CAGR

~60%
Expected 2020 Gross Margin

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We are improving our executional ability…


CAUTION

Great operating companies build consistent value

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We are accountable for our performance...

By FY2020

$400+	~55%+	$60m+
Revenue	Gross Margin	Free Cash Flow

$0.92-$0.98	$60m+
Adjusted EPS	Free Cash Flow

Drive revenue growth, improve operationally and generate cash to enable strategic investments

We understand our risks, and our opportunities

Internal Risks	External Risks
Speed to commercialization Commercial Discipline	Regulatory and Healthcare Policy Marketplace Dynamics Competitive Landscape

Internal Opportunities	External Opportunities
Talent Development R&D Pipeline International Growth COGS Improvements Internal Execution Financial Strength	Medical Device Tax Regulatory and Healthcare Policy

AngioDynamics has a tremendous opportunity to grow value, but we must improve our ability to execute

We have a new vision for AngioDynamics

1

Be recognized as a consistent, high-performing MedTech company

2

Partner with providers and caregivers to deliver superior care to patients

3

Increase our value to each of our stakeholders

angiodynamics

AngioDynamics is changing.
Deliberately and intentionally.

We have made incredible strides.

We are *not done.*

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Growth *through*

Focus | Execution | Accountablity

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